[Exhibit 99.1]


January 21, 2002

American Patriot Funding, Inc.
3700 34th Street
Suite 130
Orlando, Florida 32805

To Whom It May Concern:

Please consider this letter as immediate notice to the Officers, Directors, Shareholders and interested parties of American Patriot Funding, Inc., that I, Roel Covarrubias, hereby resign as Chief Executive Officer, President and Director of American Patriot Funding, Inc., effective immediately as of the date of this letter.

Sincerely,



/s/ Roel Covarrubias
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